EXHIBIT 10.2

VOTING AGREEMENT AND WAIVER

THIS VOTING AGREEMENT AND WAIVER (this “Agreement”), dated as of April 24, 2006, is made by and among Hologic, Inc., a Delaware corporation (the “Parent”) and holders (the “Principal Stockholders”) of certain shares of Company Capital Stock of R2 Technology, Inc., a Delaware corporation (the “Company”). Capitalized terms used but not defined herein have the meanings ascribed to them in the Merger Agreement (as defined below).

WHEREAS, concurrently herewith, Parent, Hydrogen Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), the Company, and Scott Halsted, solely in his capacity as the Stockholder Representative, have entered into an Agreement and Plan of Merger of even date herewith (as the same may be amended from time to time, the “Merger Agreement”) providing for, among other things, the merger of Merger Sub with and into the Company, subject to the terms and conditions set forth in the Merger Agreement (the “Merger”), with the Company being the entity surviving the Merger; and

WHEREAS, each of the Principal Stockholders, as of the date of this Agreement, is the record owner and the “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of the number of outstanding shares of Company Capital Stock set forth opposite her, his or its name as “Shares” on Schedule A attached hereto, and each Principal Stockholder wishes to enter into this Agreement with respect to all of such Shares and any additional shares of capital stock of the Company that such Principal Stockholder hereafter acquires the right to vote, whether through contract, purchase, exercise of an option or otherwise after the date of this Agreement (“Additional Shares”); and

WHEREAS, in order to induce Parent to enter into the Merger Agreement, Parent has requested that the Principal Stockholders, and the Principal Stockholders have agreed to, enter into this Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

VOTING AGREEMENT; IRREVOCABLE GRANT OF PROXY; WAIVER

Section 1.1. Voting Agreement. During the term of this Agreement, each Principal Stockholder hereby agrees to vote all the Shares and any Additional Shares to approve and adopt the Merger Agreement (and any subsequent amendments thereto), the Merger and all other agreements and actions contemplated by the Merger Agreement to be undertaken in connection therewith, at every meeting of stockholders of the Company, and at every adjournment thereof (or by written consent in lieu of a meeting), at which such matters are submitted for the consideration and vote of stockholders of the Company. Each Principal Stockholder hereby further agrees that it will not vote (or give a written consent with respect to) any Shares or Additional Shares in favor of the approval of (i) any proposal or offer for a merger, consolidation, business combination, tender offer, sale of substantial assets, sale of shares of capital stock or extraordinary transactions involving the Company or any of its subsidiaries, other than the transactions contemplated by the Merger Agreement, (ii) any reorganization, recapitalization, liquidation or winding up of the Company or any other extraordinary corporate transaction involving the Company (other than the conversion of all shares of Company Preferred Stock into Company Common Stock pursuant to the Company Certificate of Incorporation as contemplated by Section 1.7(a) of the Merger Agreement hereof), or (iii) any corporate action the consummation of which would reasonably be expected to frustrate the purposes, or prevent or delay the consummation, of the Merger or the transactions contemplated by the Merger Agreement.

Section 1.2. Irrevocable Proxy. Each Principal Stockholder hereby revokes any and all previous proxies granted with respect to such Principal Stockholder’s Shares and/or Additional Shares. Each Principal Stockholder hereby grants a proxy appointing Parent as such Principal Stockholder’s attorney-in-fact and proxy, with full power of substitution, for and in such Principal Stockholder’s name, to vote such Principal Stockholder’s Shares and/or Additional Shares in favor of (a) the Merger, the execution and delivery by the Company of the Merger Agreement and the adoption and approval of the Merger Agreement and the terms thereof, (b) in favor of each of the other actions contemplated by the Merger Agreement and (c) in favor of any action in furtherance of any of the foregoing; and against (x) any proposal or offer for a merger, consolidation, business combination, tender offer, sale of substantial assets, sale of shares of capital stock or similar transactions involving the Company or any of its subsidiaries, other than the transactions contemplated by the Merger Agreement, (y) any reorganization, recapitalization, liquidation or winding up of the Company or any other extraordinary transaction involving the Company (other than the conversion of all shares of Company Preferred Stock into Company Common Stock pursuant to the Company Certificate of Incorporation as contemplated by Section 1.7(a) of the Merger Agreement), or (z) any corporate action the consummation of which would reasonably be expected to frustrate the purposes, or prevent or delay the consummation, of the Merger or the transactions contemplated by the Merger Agreement. Simultaneously with the execution and delivery of this Agreement, each Principal Stockholder is delivering to the Parent a proxy in the Form of Annex A hereto. The proxy granted by each Principal Stockholder pursuant to this Section 1.2 is irrevocable to the extent permitted by Delaware law, is coupled with an interest and is granted in consideration of Parent’s entering into this Agreement and the Merger Agreement and incurring certain related fees and expenses. The proxy granted by each Principal Stockholder shall terminate on the Voting Covenant Expiration Date.

Section 1.3. Waiver of Appraisal Rights. Each Principal Stockholder hereby agrees not to exercise her, his or its appraisal rights pursuant to Section 262 of the Delaware General Corporation Law or other relevant provisions with respect to the Merger, the Merger Agreement or the transactions contemplated thereby.

VOTING AGREEMENT AND WAIVER	Page 2

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF STOCKHOLDERS

Each Principal Stockholder severally represents and warrants to Parent that:

Section 2.1. Valid Title. Such Principal Stockholder is the lawful record and beneficial owner of such Principal Stockholder’s Shares, free and clear of any lien, charge, encumbrance or claim of whatever nature. None of such Principal Stockholder’s Shares is subject to any voting trust or other agreement or arrangement with respect to the voting of such Shares, except as otherwise set forth on Schedule B hereto.

Section 2.2. Non-Contravention. The execution, delivery and performance by such Principal Stockholder of this Agreement and the consummation of the transactions contemplated hereby (i) is within such Principal Stockholder’s powers, have been duly authorized by all necessary action, and no other actions on the part of such Principal Stockholder are necessary to authorize the Agreement or to consummate the transactions contemplated hereby, and (ii) does not and will not (A) violate, contravene or constitute a default under, (B) give rise to a right of termination, cancellation or acceleration of any right or obligation of such Principal Stockholder under, any statute, rule or regulation applicable to such Principal Stockholder or injunction, order or decree binding on such Principal Stockholder or (C) result in the imposition of any lien on any Shares or Additional Shares.

Section 2.3. Binding Effect. This Agreement has been duly executed and delivered by such Principal Stockholder and is the valid and binding agreement of such Principal Stockholder, enforceable against such Principal Stockholder in accordance with its terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; and (ii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. If this Agreement is being executed in a representative or fiduciary capacity, the person signing this Agreement ahs full power and authority to enter into and perform this Agreement.

Section 2.4. Shares. As of the date hereof, (a) such Principal Stockholder is the legal and beneficial owner of the number of Shares set forth opposite her, his or its name on Schedule A hereto, which Shares represent the only shares of capital stock of the Company legally or beneficially owned by such Principal Stockholder, and (b) except as set forth on Schedule A, such Principal Stockholder owns no options or warrants to purchase or other rights to subscribe for or otherwise acquire any securities of the Company.

Section 2.5. Accuracy of Representations. The representations and warranties contained in this Agreement are accurate in all respects as of the date of this Agreement, will be accurate in all respects at all times through the Voting Covenant Expiration Date and will be accurate in all respects as of the date of the consummation of the Merger as if made on that date.

VOTING AGREEMENT AND WAIVER	Page 3

ARTICLE III

COVENANTS OF STOCKHOLDERS

Each Principal Stockholder, in its capacity as a stockholder of the Company, hereby covenants and agrees that:

Section 3.1. No Proxies for, or Encumbrances on, Principal Stockholder Shares. Except as provided in this Agreement, such Principal Stockholder shall not, during the term of this Agreement, without the prior written consent of Parent, directly or indirectly, (i) grant any proxies or enter into any voting trust or other agreement or arrangement with respect to the voting of any Shares or Additional Shares to any person other than Parent, (ii) sell, assign, transfer, encumber or otherwise dispose of, or enter into any contract, option or other arrangement or commitment with respect to the direct or indirect sale, assignment, transfer, encumbrance or other disposition of, any Shares or Additional Shares to any person other than Parent (other than the conversion of all shares of Company Preferred Stock into Company Common Stock pursuant to the Company Certificate of Incorporation as contemplated by Section 1.7 of the Merger Agreement), or (iii) take any other action that would in any way restrict, limit or interfere with the performance of such Principal Stockholder’s obligations hereunder or the transactions contemplated hereby.

ARTICLE IV

MISCELLANEOUS

Section 4.1. Further Assurances. Except as otherwise provided in the Merger Agreement, from time to time, each Principal Stockholder will, at the request of Parent, execute and deliver or cause to be executed and delivered all further documents and instruments and use their respective reasonable best efforts to secure such consents and take all such further action reasonably necessary for the purpose of carrying out and furthering the intent of this Agreement.

Section 4.2. Specific Performance. The parties hereto agree and each Principal Stockholder expressly acknowledges that Parent may be irreparably damaged if for any reason any Principal Stockholder fails to perform any of its obligations under this Agreement, and that Parent would not have any adequate remedy at law for money damages in such event. Accordingly, each Principal Stockholder agrees that in the case of the failure of any Principal Stockholder to perform, Parent shall be entitled to specific performance and injunctive and other equitable relief to enforce the performance of this Agreement by such nonperforming Principal Stockholder, and further agrees that any such specific performance and injunctive and/or other equitable relief, in addition to remedies at law or damages, is the appropriate remedy for any such failure to perform, and further agrees that such Principal Stockholder will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with Parent’s seeking or obtaining such equitable relief. This provision is without prejudice to any other rights that Parent may have against any Principal Stockholder for any failure to perform its obligations under this Agreement.

VOTING AGREEMENT AND WAIVER	Page 4

Section 4.3. Notices. All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly delivered on the date of receipt, if delivered by hand, two (2) business days after it is sent by registered or certified mail, return receipt requested, postage prepaid, or one business day after it is sent by receipt – confirmed telecopy or via a reputable nationwide overnight courier service for next business day delivery, if to Parent, at its address set forth below its signature hereto, together with a copy to Brown Rudnick Berlack Israels LLP, One Financial Center, Boston, Massachusetts 02111 (Attention: Philip J. Flink, Esq.); and if to a Principal Stockholder, to such Principal Stockholder at her, his or its address set forth on Schedule A hereto with a copy to each of R2 Technology, Inc., 1195 West Fremont Avenue Sunnyvale, CA 94087 (Attention: John Pavlidis), and Latham & Watkins LLP, 135 Commonwealth Drive, Menlo Park, California 94025 (Attention: Patrick A. Pohlen, Esq.). Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

Section 4.4. Term of Agreement; Voting Covenant Expiration Date. The term of this Agreement shall commence on the date hereof, and such term, this Agreement and the proxy(ies) granted in and pursuant to Section 1.2 hereof shall terminate upon the earliest to occur of (i) the Effective Time, (ii) the date on which the Merger Agreement is terminated in accordance with its terms, and (iii) the date on which Parent provides written notice of termination of this Agreement to the Principal Stockholders (such date, the “Voting Covenant Expiration Date”). Upon such termination, no party shall have any further obligations or liabilities hereunder; provided, that such termination shall not relieve any party from liability for any breach of this Agreement prior to such termination.

Section 4.5. Survival of Representations and Warranties. All representations, warranties and covenants contained in this Agreement shall survive delivery of and payment for the Shares.

Section 4.6. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that Parent may assign its rights and obligations to any affiliate of Parent and provided, further, that no Principal Stockholder may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of Parent.

Section 4.7. Governing Law and Venue. THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN, AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS TO BE PERFORMED WHOLLY IN SUCH STATE. The parties hereby (a) irrevocably submit to the jurisdiction of the Chancery Court of the State of Delaware and the federal courts of the United States of America located in the State of Delaware solely in respect of the interpretation and enforcement of the provisions of this Agreement and in respect of the transactions contemplated hereby and thereby and (b) waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof, that it is not subject to such jurisdiction or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof

VOTING AGREEMENT AND WAIVER	Page 5

may not be appropriate or that this Agreement may not be enforced in or by such courts, and the parties irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such courts. The parties hereby consent to and grant any such court’s jurisdiction over the person of such parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 4.3 hereof.

Section 4.8. Entire Agreement, Amendments, Waivers. This Agreement supersedes all prior agreements, written or oral, between the parties hereto with respect to the subject matter hereof and contains the entire agreement between the parties with respect to the subject matter hereof. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by the parties hereto. No waiver of any provision hereof by any party shall be deemed a waiver of any other provision hereof by such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

Section 4.9. Severability. If any provision of this Agreement or the application of such provision to any person or circumstances shall be held invalid or unenforceable by a court of competent jurisdiction, such provision or application shall be unenforceable only to the extent of such invalidity or unenforceability, and the remainder of the provisions not held invalid or unenforceable and the application of such provisions to persons or circumstances other than the party as to which it is held invalid, and the remainder of this Agreement, shall not be affected.

Section 4.10. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instruments.

Section 4.11. Headings. The headings and captions used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

Section 4.12. Obligations Separate; Principal Stockholder Capacity Only. All representations, warranties, covenants, agreements and obligations of Principal Stockholders hereunder are several and not joint, and solely relate to matters involving the subject Principal Stockholder, and not the other Principal Stockholders. The parties hereto acknowledge and agree that each Principal Stockholder’s obligations hereunder are solely in his, her or its capacity as a stockholder of the Company, and that none of the provisions set forth in this agreement shall restrict or otherwise limit such Principal Stockholder, and nothing herein shall limit or affect the duties of or any actions taken by a Principal Stockholder (or any of their respective Affiliates) in each case, in his or her capacity as an officer or director of the Company (or otherwise as a fiduciary to any person resulting from any circumstances other than as a stockholder of the Company).

Section 4.13. Construction. In the event of an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

VOTING AGREEMENT AND WAIVER	Page 6

IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement and Waiver to be duly executed as of the day and year first above written.

HOLOGIC, INC.

By:	/s/ Glenn P. Muir
Name:	Glenn P. Muir
Title:	Executive Vice President, Chief Financial Officer, Treasurer
Address	35 Crosby Drive Bedford, MA 01730

VOTING AGREEMENT AND WAIVER	Page 7

[SIGNATURE PAGE]

PRINCIPAL STOCKHOLDER:

ALTA V LIMITED PARTNERSHIP
By: Alta V Management Partners, L.P.

By:	/s/ Eileen McCarthy
Name:	Eileen McCarthy
Title:	General Partner
Address:	c/o Alta Communications
200 Calrendon St.
Floor 51
Boston, MA 02166

CUSTOMS HOUSE PARTNERS

By:	/s/ Eileen McCarthy
Name:	Eileen McCarthy
Title:	Under Power of Attorney
Address:	c/o Alta Communications
200 Calrendon St.
Floor 51
Boston, MA 02166

ARCH VENTURE FUND III, L.P.
By: ARCH Venture Partners, LLC, its general partner

By:	/s/ Steven Lazarus
Name:	Steven Lazarus
Title:	Managing Director
Address:	8725 W. Higgins Road
Suite 290
Chicago, IL 60631

ARCH VENTURE FUND II, L.P. a Delaware limited partnership

By: ARCH MANAGEMENT PARTNERS II, L.P. a Delaware limited partnership, its general partner

By ARCH Venture Partners, L.P. a Delaware limited partnership, its general partner

VOTING AGREEMENT AND WAIVER	Page 8

By: ARCH Venture Corporation
an Illinois corporation, its general partner

By:	/s/ Steven Lazarus
Name:	Steven Lazarus
Title:	Managing Director
Address:	8725 W. Higgins Road
Suite 290
Chicago, IL 60631

MORGAN STANLEY VENTURE PARTNERS III, L.P.

By: Morgan Stanley Venture Partners III, L.L.C., its General Partner

By: Morgan Stanley Venture Capital III, Inc., its Institutional Managing Member

By:	/s/ Scott Halstead
Name:	Scott Halstead
Title:	Managing Member

MORGAN STANLEY VENTURE INVESTORS III, L.P.

By: Morgan Stanley Venture Partners III, L.L.C., its General Partner

By: Morgan Stanley Venture Capital III, Inc., its Institutional Managing Member

By:	/s/ Scott Halstead
Name:	Scott Halstead
Title:	Managing Member

SIGMA PARTNERS II, L.P.

By: SIGMA MANAGEMENT II, L.P., its General Partner

By:	/s/ J. Burgess Jamieson
Name:	J. Burgess Jamieson
Title:	Managing General Partner
Address:	1600 El Camino Real
Suite 280
Menlo Park, CA 94025

SIGMA ASSOCIATES II, L.P.

By: SIGMA MANAGEMENT II, L.P., its General Partner

By:	/s/ J. Burgess Jamieson
Name:	J. Burgess Jamieson
Title:	Managing General Partner
Address:	1600 El Camino Real
Suite 280
Menlo Park, CA 94025

VOTING AGREEMENT AND WAIVER	Page 9

Schedule A

	Shares
Principal Stockholder Name and Address	Number of Shares of Common Stock	Number of Shares and Series of Preferred Stock
Alta V Limited Partnership	0

989,600 shares of Series A-1 Preferred Stock

358,417 shares of Series B-1 Preferred Stock

742,200 shares of Series C-1 Preferred Stock

346,953 shares of Series D-1 Preferred Stock

76,123 shares of Series E-1 Preferred Stock

130,627 shares of Series F-1 Preferred Stock

49,480 shares of Series G-1 Preferred Stock

Customs House Partners	0

10,400 shares of Series A-1 Preferred Stock

3,767 shares of Series B-1 Preferred Stock

7,800 shares of Series C-1 Preferred Stock

3,646 shares of Series D-1 Preferred Stock

800 shares of Series E-1 Preferred Stock

1,373 shares of Series F-1 Preferred Stock

520 shares of Series G-1 Preferred Stock

ARCH Venture Fund III, L.P.	0

375,000 shares of Series C-1 Preferred Stock

392,903 shares of Series D-1 Preferred Stock

133,809 shares of Series E-1 Preferred Stock

13,333 shares of Series F-1 Preferred Stock

37,500 shares of Series G-1 Preferred Stock

VOTING AGREEMENT AND WAIVER	Page 10

ARCH Venture Fund II, L.P.	0	500,000 shares of Series A-1 Preferred Stock 264,425 shares of Series B-1 Preferred Stock 13,333 shares of Series F-1 Preferred Stock 37,500 shares of Series G-1 Preferred Stock

Morgan Stanley Venture Partners III, L.P.	447,074

3,193,388 shares of Series C-1 Preferred Stock

486,756 shares of Series D-1 Preferred Stock

70,184 shares of Series E-1 Preferred Stock

182,479 shares of Series F-1 Preferred Stock

114,050 shares of Series G-1 Preferred Stock

Morgan Stanley Venture Investors III, L.P.	42,926

306,612 shares of Series C-1 Preferred Stock

46,736 shares of Series D-1 Preferred Stock

6,739 shares of Series E-1 Preferred Stock

17,521 shares of Series F-1 Preferred Stock

10,950 shares of Series G-1 Preferred Stock

Sigma Partners II, L.P.	246,500

929,600 shares of Series A-1 Preferred Stock

336,832 shares of Series B-1 Preferred Stock

348,780 shares of Series C-1 Preferred Stock

272,897 shares of Series D-1 Preferred Stock

100,154 shares of Series E-1 Preferred Stock

99,199 shares of Series F-1 Preferred Stock

23,250 shares of Series G-1 Preferred Stock

Sigma Associates II, L.P.	18,554

70,400 shares of Series A-1 Preferred Stock

25,353 shares of Series B-1 Preferred Stock

26,220 shares of Series C-1 Preferred Stock

20,542 shares of Series D-1 Preferred Stock

7,538 shares of Series E-1 Preferred Stock

7,467 shares of Series F-1 Preferred Stock

1,750 shares of Series G-1 Preferred Stock

VOTING AGREEMENT AND WAIVER	Page 11

Annex A

PROXY

The undersigned, for consideration received, hereby appoints Hologic, Inc., a Delaware corporation (“Parent”), its proxy, with full power of substitution, to vote all shares of capital stock owned or later acquired by the undersigned, and all shares that the undersigned is or becomes entitled to vote pursuant to contract, trust, deed or otherwise, at every meeting of stockholders of R2 Technology, Inc., a Delaware corporation (“Company”), and at every adjournment thereof (and by written consent in lieu of a meeting if any such matters are submitted for the consideration and vote of stockholders of the Company thereby), to be held for the purpose of voting upon a proposal to approve and adopt the Agreement and Plan of Merger, dated as of April 24, 2006 (the “Merger Agreement”), by and among Parent, Hyrdrogen Acquisition, Inc., a Delaware corporation, the Company and the Stockholder Representative, solely in such representative capacity, the Merger (as defined in the Merger Agreement) and all agreements and actions contemplated by the Merger Agreement FOR such proposal and AGAINST: (i) any proposal or offer for a merger, consolidation, business combination, tender offer, sale of substantial assets, sale of shares of capital stock or similar transactions involving the Company or any of its subsidiaries, other than the transactions contemplated by the Merger Agreement, (ii) any reorganization, recapitalization, liquidation or winding up of the Company or any other extraordinary transaction involving the Company (other than the conversion of all shares of Company Preferred Stock into Company Common Stock pursuant to the Company Certificate of Incorporation as contemplated by Section 1.7 of the Merger Agreement), or (iii) any corporate action the consummation of which would reasonably be expected to frustrate the purposes, or prevent or delay the consummation, of the Merger or the transactions contemplated by the Merger Agreement.

Each Principal Stockholder may vote his, her or its Shares and/or Additional Shares on all matters not referred to in this proxy, and the attorneys and proxies named above may not exercise this proxy with respect to such other matters.

This proxy is subject to the terms of that certain Voting Agreement and Waiver dated as of April 24, 2006 between the undersigned and Parent, a copy of which is attached hereto (the “Voting Agreement”), is coupled with an interest, revokes all prior proxies granted by the undersigned with respect to such shares, is irrevocable and shall terminate and be of no further force or effect automatically on the Voting Covenant Expiration Date (as defined in the Voting Agreement).

[PROXY SIGNATURE PAGE FOLLOWS]

VOTING AGREEMENT - FORM OF PROXY

[PROXY SIGNATURE PAGE]

Dated: April 24, 2006

ALTA V LIMITED PARTNERSHIP
By: Alta V Management Partners, L.P.

By:	/s/ Eileen McCarthy
Name:	Eileen McCarthy
Title:	General Partner
Address:	c/o Alta Communications
200 Calrendon St.
Floor 51
Boston, MA 02166

CUSTOMS HOUSE PARTNERS

By:	/s/ Eileen McCarthy
Name:	Eileen McCarthy
Title:	Under Power of Attorney
Address:	c/o Alta Communications
200 Calrendon St.
Floor 51
Boston, MA 02166

ARCH VENTURE FUND III, L.P.
By: ARCH Venture Partners, LLC, its general partner

By:	/s/ Steven Lazarus
Name:	Steven Lazarus
Title:	Managing Director
Address:	8725 W. Higgins Road
Suite 290
Chicago, IL 60631

ARCH VENTURE FUND II, L.P. a Delaware limited partnership

VOTING AGREEMENT - FORM OF PROXY

By: ARCH MANAGEMENT PARTNERS II, L.P.
a Delaware limited partnership, its general partner

By ARCH Venture Partners, L.P. a Delaware limited partnership, its general partner

By: ARCH Venture Corporation an Illinois corporation, its general partner

By:	/s/ Steven Lazarus
Name:	Steven Lazarus
Title:	Managing Director
Address:	8725 W. Higgins Road
Suite 290
Chicago, IL 60631

MORGAN STANLEY VENTURE PARTNERS III, L.P.

By: Morgan Stanley Venture Partners III, L.L.C., its General Partner

By: Morgan Stanley Venture Capital III, Inc., its Institutional Managing Member

By:	/s/ Scott Halstead
Name:	Scott Halstead
Title:	Managing Member

MORGAN STANLEY VENTURE INVESTORS III, L.P.

By: Morgan Stanley Venture Partners III, L.L.C., its General Partner

By: Morgan Stanley Venture Capital III, Inc., its Institutional Managing Member

By:	/s/ Scott Halstead
Name:	Scott Halstead
Title:	Managing Member

SIGMA PARTNERS II, L.P.

By: SIGMA MANAGEMENT II, L.P., its General Partner

By:	/s/ J. Burgess Jamieson
Name:	J. Burgess Jamieson
Title:	Managing General Partner
Address:	1600 El Camino Real
Suite 280
Menlo Park, CA 94025

SIGMA ASSOCIATES II, L.P.

By: SIGMA MANAGEMENT II, L.P., its General Partner

By:	/s/ J. Burgess Jamieson
Name:	J. Burgess Jamieson
Title:	Managing General Partner
Address:	1600 El Camino Real
Suite 280
Menlo Park, CA 94025

VOTING AGREEMENT - FORM OF PROXY